                                                                     Exhibit 3.3

                       CERTIFICATE OF LIMITED PARTNERSHIP
                                       OF
                NORTHERN BORDER INTERMEDIATE LIMITED PARTNERSHIP

      This Certificate of Limited Partnership has been duly executed, is being filed pursuant to 6 Del. C. Section 17-201, and shall be effective immediately upon filing.

      1. The name of this limited partnership is "Northern Border Intermediate Limited Partnership"

      2. The address of the registered office is:

         Corporation Trust Company
         1209 Orange Street
         Wilmington, New Castle County, Delaware  19801

      The name and address of the registered agent for service of process are:

         The Corporation Trust Company
         Corporation Trust Center
         1209 Orange Street
         Wilmington, New Castle County, Delaware  19801

      3. The name and the business address of each general partner are:

         Northern Plains Natural                       Pan Border Gas
         Gas Company                                   Company
         1111 South 103 Street                         5400 Westheimer Court
         Omaha, Nebraska 68124                         Houston, Texas 77056

         Northwest Border Pipeline Company
         One Williams Center
         East Second Street
         Tulsa, Oklahoma 74172

                                                    NORTHERN PLAINS NATURAL
                                                    GAS COMPANY
                                                    General Partner

                                                    By: /s/ Gary A. McConnell
                                                        ---------------------
                                                        Gary A. McConnell
                                                        Vice President

                                                   PAN BORDER GAS COMPANY
                                                   General Partner

                                                   By: /s/ George L. Mazanec
                                                       ----------------------
                                                       George L. Mazanec
                                                       Vice President

                                                       NORTHWEST BORDER PIPELINE
                                                       COMPANY
                                                       General Partner

                                                       By: /s/ G. L. Best
                                                           ---------------
                                                           G. L. Best
                                                           Vice President

                                                       Date:  July 12, 1993

                                                          STATE OF DELAWARE
                                                         SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 09:00 AM 02/27/2001
                                                         010101869 - 2343479

                            CERTIFICATE OF AMENDMENT

                                       TO

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                NORTHERN BORDER INTERMEDIATE LIMITED PARTNERSHIP

            Northern Border Intermediate Limited Partnership (hereinafter called the "partnership"), a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the "Act"), for the purpose of amending Certificate of Limited Partnership filed with the office of the Secretary of State of Delaware on July 13, 1993, hereby certifies that:

            1.The name of the limited partnership is Northern Border Intermediate Limited Partnership.

            2.Pursuant to the provisions of Section 17-202, Title 6, Delaware Code, the amendment to the Certificate of Limited partnership effected by this Certificate of Amendment is to change the address of the registered office of the partnership in the State of Delaware to 9 East Loockerman Street, Dover, Delaware 19901, and to change the name of the registered agent of the partnership in the State of Delaware at the said address to National Registered Agents, Inc.

            The undersigned, a general partner of the partnership, executes this Certificate of Amendment on February 16,2001.

                                         Northern Plains Natural Gas Company
                                         General Partner

                                         /s/ Geneva K. Holland
                                         ---------------------------------------
                                         Geneva K. Holland, Assistant Secretary

                            CERTIFICATE OF AMENDMENT

                                       TO

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                NORTHERN BORDER INTERMEDIATE LIMITED PARTNERSHIP

            NORTHERN BORDER INTERMEDIATE LIMITED PARTNERSHIP (hereinafter called the "partnership"), a limited partnership organized under the Delaware Revised Uniform Limited Partnership Act (the "Act"), for the purpose of amending the Certificate of Limited Partnership filed with the office of the Secretary of State of Delaware on July 13, 1993, hereby certifies that:

            1.The name of the limited partnership is Northern Border Intermediate Limited Partnership.

            2. Pursuant to provisions of Section 17-202, Title 6, Delaware Code, the Certificate of Limited Partnership is amended as follows:

                The name and business address of each general partner are:

                Northern Plains Natural Gas Company
                13710 FNB Parkway
                Omaha, NE 68154-5200

                Northwest Border Pipeline Company
                c/o TransCanada PipeLines Limited
                450-1st Street S.W.
                Calgary, Alberta
                T2P 5H1

                Pan Border Gas Company
                13710 FNB Parkway
                Omaha, NE 68154-5200

            The undersigned, an authorized officer of a general partner of the partnership, executed this Certificate of Amendment on May 20, 2003.

                                          NORTHERN PLAINS NATURAL GAS
                                          COMPANY, General Partner

                                          /s/ Lori Pinder-Metz
                                          -------------------------------------
                                          Lori Pinder-Metz, Assistant Secretary